UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Plan Investment Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PLAN INVESTMENT FUND, INC.
2 Mid America Plaza
Suite 200
Oakbrook Terrace, Illinois 60181

NOTICE OF SPECIAL MEETING OF
PARTICIPATION CERTIFICATE HOLDERS
TO BE HELD ON April 2, 2018

TO:                           The Participation Certificate Holders of Plan Investment Fund, Inc.

A Special Meeting of Participation Certificate Holders of Plan Investment Fund, Inc., a Maryland Corporation (the “Fund”), will be held on April 2, 2018 at 10:00 a.m. CDT at BCS Financial Corporation, 2 Mid America Plaza, Suite 200, Oakbrook Terrace, Illinois 60181 (the “Meeting”), to consider and vote on the following proposal:

1)                                     To elect Nicholas G. Chiarello, William A. Coats, Carl R. McDonald, John E.Q. Orner and Ralph Woodard, Jr. to the Board of Trustees of the Fund.

The proposal referred to above is discussed in the Proxy Statement attached to this Notice.  Participation Certificate holders of record at the close of business on January 31, 2018 have the right to receive notice of, attend, and vote at the Meeting or any adjournments thereof.  If a quorum is not present at the Meeting, the chairman of the Meeting may adjourn the Meeting to a later date.

Whether or not you expect to be present at the Meeting, we urge you to complete, date, sign and return in the self-addressed envelope provided the enclosed proxy card, or take advantage of Internet voting as described in the proxy card, before April 2, 2018 in order that the Meeting may be held and a maximum number of Participation Certificates may be voted.

March 16, 2018

Alexander D. Hudson, Secretary

Plan Investment Fund, Inc.

IMPORTANT — WE NEED YOUR PROXY VOTE IMMEDIATELY

A Participation Certificate holder may think that his or her vote is not important, but it is vital.  We urge you to vote, sign and date the enclosed proxy card and return it, or to take advantage of the Internet voting procedures, as described on your proxy card. Your prompt return of the enclosed proxy cards (or your voting by other available means) may save the necessity of further solicitations.  If you wish to attend the Meeting and submit your vote in person at that time, you will still be able to do so.

Important Notice Regarding Availability of Proxy Statement for the Meeting to be held on April 2, 2018:  The Proxy Statement is available on the Internet at www.pif.com or www.cvent.com/d/hgqny6.

PLAN INVESTMENT FUND, INC.
2 Mid America Plaza
Suite 200
Oakbrook Terrace, Illinois 60181

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Plan Investment Fund, Inc., a Maryland Corporation (the “Fund”), for use at the Special Meeting of Participation Certificate holders to be held on April 2, 2018 at 10:00 a.m. CDT at BCS Financial Corporation, 2 Mid America Plaza, Suite 200, Oakbrook Terrace, Illinois 60181 (such meeting, including any adjournment thereof, being referred to as the “Meeting”).  The Fund will bear all proxy solicitation costs.  This Proxy Statement and the enclosed proxy are expected to be distributed to Participation Certificate Holders on or about March 16, 2018. The solicitation will occur principally via mail and by telephone, but proxies may also be solicited through electronic communication.

The Fund currently consists of two series or investment portfolios: the Government Portfolio and the Money Market Portfolio (each a “Portfolio” and collectively, the “Portfolios”).  Only Participation Certificate holders of record at the close of business on January 31, 2018 (the “Record Date”), will be entitled to notice of and to attend and vote at the Meeting or any adjournments thereof.  As of the Record Date, the following number of Participation Certificates of the Fund were outstanding and entitled to be voted at the Meeting:  575,707,025.97 Government Portfolio Participation Certificates; and 166,641,934.82 Money Market Portfolio Participation Certificates.  Cumulative voting is not permitted.

The presence in person or by proxy of Participation Certificate holders of the Fund entitled to cast at least a majority of the votes to be cast shall constitute a quorum at the Meeting.  When a quorum is present, the affirmative vote of the holders of a majority of the outstanding Participation Certificates of the Fund, whether or not present in person or by proxy at the Meeting, shall be required to elect each nominee to the Board of Trustees of the Fund (the “Board of Trustees” or the “Board”).  Each Portfolio’s Participation Certificate holders shall be entitled to cast one vote for each Participation Certificate, and a pro rata vote for each fractional Participation Certificate, held as of the Record Date on each matter to be voted upon at the Meeting.  Participation Certificate holders as of the Record Date will have the option to vote “FOR” or “AGAINST” each nominee, or may “ABSTAIN” from voting with respect to any nominee. In order to be elected to the Board, each Nominee must receive a greater number of “For” votes than “Against” votes. Votes to “Abstain” and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be treated as shares present at the Meeting for purposes of establishing a quorum for the transaction of business.  Nominees for election to the Board of Trustees shall be elected by written ballots, each of which shall be signed by the Participation Certificate holder or its proxy and specifying the number of Participation Certificates voted with respect to such election.  All Participation Certificates represented by valid proxies will be voted for each nominee named below unless authority to vote for a particular nominee is withheld.

Even if you expect to be present at the Meeting, please vote, sign, date, and return in the self-addressed envelope provided the enclosed proxy card, or take advantage of the Internet voting option, as described in your proxy card.  Any Participation Certificate holder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

The Board recommends that Participation Certificate holders vote for the election of each nominee.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON APRIL 2, 2018:  THE NOTICE OF MEETING, PROXY STATEMENT AND PROXY CARDS ARE AVAILABLE AT WWW.PIF.COM OR WWW. CVENT.COM/D/HGQNY6.

The Fund’s Annual Report for its Portfolios, containing financial statements for the year ended December 31, 2017, has been mailed to Participation Certificate holders of such Portfolios and is not to be regarded as proxy solicitation material.  To receive a free copy of this report, contact BCS Financial Services Corporation at (800) 621-9215 or to the attention of Alexander D. Hudson at 2 Mid America Plaza, Suite 200, Oakbrook Terrace, Illinois 60181.

For directions to attend the Meeting and vote in person, please contact us at (800) 621-9215.

A distribution of proxy materials including the Notice of the Meeting, Proxy Statement and proxy card is being made to holders of Participation Certificates of the Government Portfolio and the Money Market Portfolio. Proxies may be returned by mail in the self-addressed envelope provided or submitted via the Internet as described in the proxy card.

PROPOSAL:

ELECTION OF TRUSTEES

Plan Investment Fund, Inc. is a Maryland Corporation, and pursuant to General Corporation Law of the State of Maryland the governing body of the Fund has been designated as the “Board of Trustees” (each Board member, a “Trustee” and together, the “Trustees”). The Board of Trustees currently consists of 9 persons.  Eight Trustees, W. Dennis Cronin, John F. Giblin, Robert J. Kolodgy, Jeffery T. Leber, Michael J. Mizeur, Michael A. Murray, Vincent P. Price, and Cynthia M. Vice, have previously been elected by Participation Certificate holders for an indefinite term until his or her successor is duly elected and qualifies or until his or her resignation, death or removal and therefore are not required to stand for reelection. Carl R. McDonald is the only nominee who is currently a Trustee. Mr. McDonald was appointed to the Board in 2017 by the then current Board members in accordance with the Fund’s Bylaws and Section 16(a) of the Investment Company Act of 1940, as amended (the “1940 Act”).  Five nominees, named below (each, a “Nominee” and together, the “Nominees”), have been proposed for election to the Board of Trustees at the Meeting.  Each Nominee so elected as a member of the Board will hold office for an indefinite term until his successor is duly elected and qualifies or until his resignation, death or removal.

The persons named as proxies in the accompanying proxy have been designated as such by the Board of Trustees, and all Participation Certificates represented by valid proxies will be voted “FOR” the election of each Nominee unless contrary instructions are given, such as instructions to “Abstain” or vote “Against” a Nominee.

All Nominees listed below have consented to serve as Trustees of the Fund, if elected. In case any Nominee shall be unable or shall fail to act as a Trustee by virtue of an unexpected occurrence, persons named as proxies will vote in their discretion for such other nominee or nominees as the current Trustees may recommend, unless a decision is made to reduce the number of Trustees serving on the Board. When a quorum is present, the affirmative vote of the holders of a majority of the outstanding Participation Certificates of the Fund, whether present in person or by proxy at the Meeting, shall be required to elect each Nominee to the Board.  The following table sets forth certain information about the Nominees:

Nominees for Election

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Trusteeships/ Directorships Held by Trustee/ Nominee During Past Five Years

Disinterested Trustee/Nominee:

Nicholas G. Chiarello 4705 University Dr. Durham, NC 27707 Age 39	Nominee	N/A	2014 to Present — Director of Investments and Assistant Treasurer, and from 2013 to 2014 — Treasury Director, Blue Cross and Blue Shield of North Carolina	Two, effective upon election as Trustee	None

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Trusteeships/ Directorships Held by Trustee/ Nominee During Past Five Years

William A. Coats 4800 Deerwood Campus Parkway Building 100 Jacksonville, FL 32246 Age 63	Nominee	N/A	2013 to Present — Vice President, Treasurer and Chief Investment Officer of GuideWell and Blue Cross and Blue Shield of Florida.	Two, effective upon election as Trustee	None

Carl R. McDonald 300 East Randolph Street 14th Floor Chicago, IL 60601 Age 39	Trustee and Nominee	Indefinite,(1) since 2017

2015 to Present — Divisional Senior Vice President - Treasury, Investments & Corporate Development, Health Care Service Corporation (HCSC) (Blue Cross and Blue Shield of Illinois, Montana, New Mexico, Oklahoma and Texas) 2013 to 2015 — Director, Citi Investment Research

				Two	None

John E.Q. Orner 3535 Blue Cross Road Eagan, MN 15122 Age 50	Nominee	N/A	2013 to Present — Vice President, Treasurer and Chief Investment Officer, Blue Cross and Blue Shield of Minnesota	Two, effective upon election as Trustee	None

Ralph Woodard, Jr. 300 E. Pine Avenue Meridian, ID 83642 Age 52	Nominee	N/A

2017 to Present — Executive Vice President and Chief Financial Officer, Blue Cross of Idaho Health Service, Inc. 2014 to 2016 — Vice President, Treasurer and Chief Risk Officer, and from 2013 — 2014 — Vice President, Controller and Chief Accounting Officer, BlueCross BlueShield of Tennessee, Inc.

				Two, effective upon election as Trustee	None

(1)                                 Less than one year.

Leadership Structure and Board of Trustees

The business and affairs of the Fund are managed under the direction of the Board. The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board has established two standing committees, an Audit Committee and a Nominating Committee, which are discussed in greater detail below under “Committees of the Board of Trustees.” The Board is entirely comprised of Trustees each of whom is not an “interested person” (as defined in the 1940 Act) of the Fund (an “Independent Trustee”).  Each Nominee, if elected to the Board, would be considered an Independent Trustee.  There are currently nine Trustees serving on the Board, including the Chairman of the Board. The Chairman presides at meetings of the Board and at meetings of Participation Certificate holders. The Chairman, Robert J. Kolodgy, is an Independent Trustee. The Board exercises risk oversight of the Fund through receiving and reviewing compliance reports from, and making inquiries of, the Fund’s administrator and investment advisor. These reports are prepared monthly and provided to the Board on a periodic basis. The Board also exercises risk oversight by receiving and reviewing reports at regular Board meetings, including an annual report from the CCO, and by making inquiries of and having meetings with the CCO. The Board met on three occasions during the Fund’s most recent fiscal year.

The following is a brief discussion of the experiences and qualifications considered by the Board that led to the conclusion, as of the date of this Proxy Statement, that each Nominee should serve as a Trustee. The information provided below is not all-inclusive.

Nicholas G. Chiarello has held senior financial management positions, including currently serving as Director of Investments and Assistant Treasurer of Blue Cross and Blue Shield of North Carolina. Mr. Chiarello previously served as Treasury Director from 2013 to 2014.

William A. Coats has held senior financial management positions, including currently serving as Vice President, Treasurer and Chief Investment Officer of Guidewell and Blue Cross and Blue Shield of Florida.

Carl R. McDonald has held senior financial management positions, including currently serving as Divisional Senior Vice President — Treasury, Investments and Corporate Development of Health Care Service Corporation.

John E.Q. Orner has held senior financial management positions, including currently serving as Vice President, Treasurer and Chief Investment Officer of Blue Cross and Blue Shield of Minnesota.  This experience has led the Fund to conclude that Mr. Orner is well qualified to serve as Trustee of the Fund.

Ralph Woodard, Jr. has held senior financial management positions, including currently serving as Executive Vice President and Chief Financial Officer of Blue Cross of Idaho Health Service, Inc.  Mr. Woodard previously served as Vice President, Treasurer and Chief Risk Officer of BlueCross BlueShield of Tennessee.

The Fund has concluded that the interests of the Fund and its Participation Certificate holders are served by having Trustees who have long-term experience as Trustees of the Fund, as well as highly experienced Trustees with shorter Fund tenures, who may bring new perspectives to management of the Fund. The Fund also has concluded that its leadership structure, in which all or most of the Trustees are or have been affiliated with investors or potential investors in the Fund, aligns the interests of the Trustees with the interests of such investors with respect to risk oversight of the Fund and other matters. While the current Trustees all have investment experience and skills and financial management experience and skills, future Trustees may have additional or different experience and skills.

The discussion of the Nominees’ experience and qualifications is pursuant to SEC requirements, does not constitute holding out the Board or any Nominee as having any special expertise, and shall not impose any greater responsibility or liability on any such person or the Board of Trustees by reason thereof.

As of December 31, 2017, none of the Fund’s Trustees or the Nominees had “beneficial ownership” (as such term is defined by Rule 16a-1(a)(2) of the Securities Exchange Act of 1934) of equity securities in the Fund or any registered investment companies overseen by the Trustee within the same family of investment companies as the Fund.

As of December 31, 2017, none of the Independent Trustees or the Nominees or their immediate family members were record owners or “beneficial owners” (as such term is defined by Rule 13d-3 or Rule 16a-1(a)(2) of the Securities Exchange Act of 1934) of securities of an investment advisor or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund.

As of December 31, 2017, the Trustees and Officers of the Fund and the Nominees as a group, did not own more than 1% of the outstanding Participation Certificates of any Portfolio.

Compensation Information

Trustees who are not employed by Blue Cross Entities are paid $500 for participation in each regular meeting and $150 for participation in each telephonic meeting. The Fund does not pay any compensation to other Trustees or to its Officers for acting in such capacities. For the fiscal year ended December 31, 2017, all Trustees were employed by Blue Cross Entities and, as a result, the Fund did not pay any compensation to, or accrue any retirement benefits for, any of its Trustees or Officers during the fiscal year. The Fund reimburses its Trustees for out-of-pocket expenses related to attending meetings. For the year ended December 31, 2017, a total of $25,457 was paid by the Fund for Trustee meeting expenses. No director, officer or employee of the Fund’s investment advisor, principal underwriter, or administrator is eligible to serve as a Trustee or Officer of the Fund. The Trustees and Officers of the Fund in their individual capacities own none, and cannot own any, of the Fund’s Participation Certificates.

BCS Financial Services Corporation (the “Administrator”), a wholly-owned subsidiary of BCS Financial Corporation, which has its principal office at 2 Mid America Plaza, Suite 200, Oakbrook Terrace, Illinois 60181, serves as the Fund’s Administrator.  For the services provided and expenses assumed by the Administrator, the Administrator is entitled to receive a fee, computed daily and payable monthly, at a rate equal to 0.05% of each Portfolio’s average annual net assets.

For the year ended December 31, 2017, the Administrator waived $195,988 and $12,104 which the Administrator was entitled to as the fees for its services for the Government Portfolio and Money Market Portfolio, respectively.  In addition, the Administrator reimbursed expenses of $48,546 for the Money Market Portfolio.  Net of all fee waivers and expense reimbursements for the two Portfolios, the Administrator was paid a total of $21,810 for the Fund’s fiscal year ended December 31, 2017.

Committees of the Board of Trustees

The Board has a standing Audit Committee and a standing Nominating Committee.

Audit Committee

The primary function of the Audit Committee is to assist the Board in fulfilling certain of its responsibilities by, among other things, serving as an independent and objective party to oversee the Fund’s accounting policies, financial reporting, risk management and internal control system, as well as the work of the Fund’s independent registered public accounting firm (“independent auditors”), providing an open avenue of communication among the independent auditors, Fund management and the Board, and such additional functions and responsibilities as deemed appropriate by the Board and the Audit Committee.

The Audit Committee is responsible for identifying and recommending for approval by the Board the independent auditors to audit the Fund’s financial statements, reviewing the auditor’s fees, reviewing and approving the scope of the audit and pre-approving certain audit and non-audit services to be provided to the Fund, and in certain cases, non-audit services provided to the Fund’s investment advisors and certain affiliated parties. The members of the Audit Committee are Jeffery T. Leber, Michael J. Mizeur and Vincent P. Price. The Audit Committee met on two occasions during the Fund’s most recent fiscal year. No member of the Audit Committee is an interested person of the Fund.

Nominating Committee

The primary function of the Nominating Committee is to identify and recommend individuals for membership on the Board and oversee the Fund Governance Procedures. The members of the Nominating Committee are John F. Giblin, Robert J. Kolodgy and Cynthia M. Vice. The Nominating Committee met on three occasions during the Fund’s most recent fiscal year. No member of the Nominating Committee is an interested person of the Fund.  A copy of the Nominating Committee Charter is attached as Appendix A.

ADDITIONAL INFORMATION

Officers

Officers of the Fund are elected by the Trustees and serve at the pleasure of the Board.  Information is set forth below as to Officers of the Fund:

Name, Address and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years

Susan A. Pickar 2 Mid America Plaza, Suite 200 Oakbrook Terrace, IL 60181 Age 49	President and Chief Executive Officer	since 2014	2015 to Present — Chief Financial Officer and Treasurer, BCS Financial Corporation 2013 to 2015 — Senior Vice President of Finance and Treasurer, BCS Financial Corporation

Alexander D. Hudson 2 Mid America Plaza, Suite 200 Oakbrook Terrace, IL 60181 Age 34	Operating Officer, Secretary and Anti- Money Laundering Officer	since 2015	2017 to Present — Vice President Investment Services and Treasury, BCS Financial Corporation 2013 to 2017 — Director, Investment Services, BCS

Name, Address and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years

Financial Corporation

Kenneth A. Kalina 10 High Street, Suite 302 Boston, MA 02110 Age 58	Chief Compliance Officer	since 2017(2)	2017 to Present — Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC 2013 to 2017 — Chief Compliance Officer, Henderson Global Funds

Christopher W. Roleke 10 High Street, Suite 302 Boston, MA 02110 Age 45	Treasurer	since 2015	2013 to Present — Managing Director and Fund Principal Financial Officer, Foreside Management Services, LLC

(1)  Term of office is one year.

(2)  Less than one year.

Significant Owners

As of January 31, 2018, the name, address, and number and percentage of Participation Certificates held by persons which are known by the Fund to be record or beneficial owners of 5% or more of the outstanding Participation Certificates of the Portfolio indicated as listed below. Participation Certificate holders who have the power to vote a large percentage of Participation Certificates (at least 25%) of a Portfolio can control the Portfolio and could determine the outcome of a Participation Certificate holders’ meeting with respect to that Portfolio.

Name and Address of Beneficial Owner	Amount and Nature Of Beneficial Ownership	Percent of Portfolio

Government Portfolio

Blue Cross Blue Shield Association 225 North Michigan Avenue Chicago, Illinois 60601 Organized under laws of Illinois	167,990,810.98	29.18%

Blue Cross and Blue Shield of Kansas 1133 SW Topeka Blvd. Topeka, Kansas 66629 Organized under laws of Kansas	105,000,000.00	18.24%

Hawaii Medical Service Association 818 Keeaumoku Street Honolulu, Hawaii 96814 Organized under laws of Hawaii	90,484,124.52	15.72%

Blue Cross and Blue Shield of Alabama 450 Riverchase Parkway East Birmingham, AL 35298 Organized under laws of Alabama	50,337,670.06	8.74%

Name and Address of Beneficial Owner	Amount and Nature Of Beneficial Ownership	Percent of Portfolio

HTH RE Victoria Hall, 11 Victoria Street Hamilton, HM 11 Bermuda Organized under laws of Bermuda	47,147,722.18	8.19%

BlueCross BlueShield of South Carolina I-20 at Alpine Road Columbia, SC 29219 Organized under laws of South Carolina	33,756,706.17	5.86%

Highmark Health 120 Fifth Avenue, Suite 911 Pittsburgh, PA 15222 Organized under laws of Pennsylvania	30,900,000.00	5.37%

Name and Address of Beneficial Owner	Amount and Nature Of Beneficial Ownership	Percent of Portfolio

Money Market Portfolio

Blue Cross Blue Shield Association 225 North Michigan Avenue Chicago, Illinois 60601 Organized under the laws of Illinois	100,020,004.00	60.02%

Blue Cross & Blue Shield of Mississippi 3545 Lakeland Drive East Flowood, MS 39232 Organized under the laws of Mississippi	28,258,957.33	16.96%

BCS Financial Corporation 2 Mid America Plaza, Suite 200 Oakbrook Terrace, IL 60181 Organized under the laws of Illinois	25,586,009.84	15.35%

Investment Advisor

The investment advisor for the Portfolios is BlackRock Advisors, LLC (the “Advisor”), 100 Bellevue Parkway, Wilmington, DE 19809.

Distributor/Principal Underwriter

The distributor (also known as the principal underwriter) for the Portfolios is Foreside Fund Services, LLC, 3 Canal Plaza, Suite 100, Portland, ME 04101.

Method of Proxy Solicitation

Officers of the Fund will solicit proxies from Participation Certificate holders. The cost of such solicitation is expected to primarily consist of printing and mailing expenses which will be borne by Participation Certificate holders.  In addition to soliciting proxies by mail, Officers and representatives of the Fund may aid in the solicitation of proxies by telephone or electronic communication.

Other Matters

Under Maryland law, the only matters that may be acted on at the Special Meeting of Participation Certificate holders are those stated in the notice of the Special Meeting.  Accordingly, other than procedural matters relating to the election of Trustees, no other business may properly come before the Special Meeting.  Under the Fund’s Bylaws, the power to adjourn or conclude the Meeting (whether or not a quorum is present) resides with the chairman of the Meeting.  If, however, any procedural matter requiring a vote of Participation Certificate holders should arise, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

Independent Registered Public Accounting Firm

In accordance with Section 32(a) of the 1940 Act, the Board, comprised entirely of Independent Trustees, has selected Cohen & Company, Ltd. (“Cohen”) as the Fund’s principal accountant to audit the Fund’s financial statements for the Fund’s current fiscal year. Cohen has served the Fund in this capacity beginning with the Fund’s fiscal year ended December 31, 2017. All of Cohen’s services in auditing the Fund’s financial statements for the fiscal year ended December 31, 2017 were performed by full-time permanent employees of Cohen. Representatives of Cohen & Company, Ltd. are not expected to be present at the Meeting.

Deloitte LLP (“Deloitte”) was engaged as the Fund’s principal accountant to audit the Fund’s financial statements for the fiscal year ended December 31, 2016 and certain fiscal years prior thereto. On February 23, 2017, the Audit Committee of the Board recommended to the Board a change in the Fund’s auditors, which the Board approved. Deloitte was notified of its dismissal on February 23, 2017. The audit reports of Deloitte on the Fund’s financial statements for the fiscal years ended December 31, 2016 and December 31, 2015 did not contain an adverse opinion or disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope, or accounting principles. During the Fund’s fiscal years ended December 31, 2016 and December 31, 2015 and through March 20, 2017, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports on the Fund’s financial statements for such years. During the Fund’s fiscal years ended December 31, 2016 and December 31, 2015 and through March 20, 2017, there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended.

Following a recommendation by the Audit Committee, on March 20, 2017 the Board approved the engagement of Cohen to serve as the Fund’s independent registered public accounting firm to audit the Fund’s financial statements for the fiscal year ending December 31, 2017.  During the Fund’s fiscal years ended December 31, 2016 and December 31, 2015 and through March 20, 2017, neither the Fund nor anyone on its behalf consulted Cohen on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of said Item 304).

Audit Fees.  For the fiscal years ended December 31, 2017 and December 31, 2016, the Fund respectively billed $45,000 by its current principal accountant Cohen and $120,175 by its former principal accountant Deloitte for professional services related to the audit of the Fund’s financial statements and related regulatory filings. These amounts include fees related to the audit of former series or investment portfolios of the Fund, the Ultrashort Duration Government Portfolio and the Ultrashort Duration Bond Portfolio, which were liquidated on August 31, 2017.

Audit-Related Fees.  No audit-related fees were billed to the Fund by Cohen or Deloitte in the fiscal years ended December 31, 2017 and December 31, 2016, respectively.

Tax Fees. For the fiscal years ended December 31, 2017 and December 31, 2016, the Fund was respectively billed $15,000 by its current principal accountant, Cohen, and $12,600 by its former principal accountant, Deloitte, for professional services rendered for tax compliance and tax advice.

All Other Fees. For the fiscal years ended December 31, 2017 and December 31, 2016, Cohen and Deloitte, respectively, did not bill the Fund for products and services other than the services reported above.

Audit Committee Pre-Approval Policies and Procedures. Pursuant to the Audit Committee Charter, the Audit Committee is responsible for preapproving any engagement of the independent auditor to provide non-prohibited services to the Fund, including the fees and reimbursement of expenses to be paid to the independent auditor. Pursuant to the Audit Committee Charter, the Audit Committee is also responsible for pre-approving any engagement of the independent auditor, including the fees and reimbursement of expenses to be paid to the independent auditor, to provide non-audit services to the Advisor or any of its control affiliates, if the engagement relates directly to the operations and financial reporting of the Fund. The Chairman of the Audit Committee may grant the preapprovals referenced above for non-prohibited and non-audit services of less than $5,000.  All such delegated preapprovals shall be presented to the Audit Committee no later than the next Audit Committee meeting. None of the Audit-Related and Tax Services billed to the Fund for the fiscal years ended December 31, 2016 and 2017 discussed above were approved by the Audit Committee pursuant to a waiver of these Pre-Approval Policies and Procedures.

Non-Audit Fees. No non-audit fees were billed by Cohen or Deloitte in the fiscal years ended December 31, 2017 and December 31, 2016, respectively, to the Fund, the Advisor, or control affiliates of the Advisor.

Submission of Shareholder Proposals

The Fund ordinarily does not hold annual Participation Certificate holder meetings.  Participation Certificate holders wishing to submit proposals for inclusion in a proxy statement for a Participation Certificate holder meeting should send their written proposals to the Secretary of Plan Investment Fund, c/o BCS Financial Services Corporation, 2 Mid America Plaza, Suite 200, Oakbrook Terrace, IL 60181.  Proposals must be received by the Fund a reasonable time before the Fund begins to print and send its proxy materials with respect to a meeting of Participation Certificate holders in order for a proposal to be considered for inclusion in the proxy materials for that meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

Dated:  March 16, 2018

PARTICIPATION CERTIFICATE HOLDERS ARE REQUESTED TO VOTE, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY. YOU MAY ALSO VOTE BY INTERNET IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD.

APPENDIX A

NOMINATING COMMITTEE CHARTER

PLAN INVESTMENT FUND, INC.

The Nominating Committee (the “Committee”) is a committee of the Board of Trustees (the “Board”) of Plan Investment Fund, Inc. (“PIF”).  Its primary function is to identify and recommend individuals for membership on the Board and oversee the Fund Governance Procedures.  The Committee shall have the authority to retain advisors and experts necessary to carry out the duties of the Independent Trustees.

I.                ORGANIZATION

A.            The Committee shall be comprised of two (2) or more trustees as determined by the Board.  Each member of the Committee shall be a member of the Board who is not an “interested person” of PIF as that term is defined in the Investment Company Act of 1940 (the “Independent Trustees”), and is free of any relationship with the management of PIF or any of its investment advisors, in the opinion of the Board, that would interfere with the member’s exercise of independent judgment as a Committee member.

B.            The members of the Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.  Unless a Chair is elected by the Board, the members of the Committee may designate a Chair by majority vote.

C.            The Committee shall meet annually, or more frequently as circumstances dictate, in person or telephonically.  If a member of the Committee cannot attend a meeting in person, the member may participate telephonically.  A person who attends a meeting telephonically shall be deemed to be present for all purposes.  Special meetings (including telephonic meetings) may be called by the Chair or a majority of the members of the Committee upon reasonable notice to the other members of the Committee.

D.            A majority of the members of the Committee shall constitute a quorum for purposes of the transaction of business.  The affirmative vote of a majority of the members comprising a quorum shall be the act of the Committee.

II.           RESPONSIBILITIES

To fulfill its responsibilities and duties, the Committee shall engage in the following activities:

A.            The Committee shall be responsible for identifying and recommending individuals for membership on the Board.  The principal criterion for selection of candidates is their ability to carry out the responsibilities of the Board.  In addition, the Committee will seek candidates who shall have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment and who shall be the most effective, in conjunction with the other nominees to the Board, in collectively serving the interests of the Participation Certificate holders. The Committee will consider Participation Certificate holders’ recommendations of potential nominees for election as trustees.

B.            In evaluating potential trustee nominees, including nominees recommended by Participation Certificate holders, the Committee will consider, among other things:

1.              whether the candidate will qualify as a trustee who is not an “interested person” of PIF;

2.              the absence of any real or apparent conflict of interest that would interfere with the candidate’s ability to act in the best interests of PIF and its Participation Certificate holders;

3.              the contribution that the candidate can make to the Board of Trustees by virtue of his or her education, business experience and financial expertise;

4.              the interplay of the candidate’s skills and experience with the skills and experience of other Board members;

5.              whether the candidate is willing to commit the time necessary to attend meetings, participate in committee activities as needed and generally fulfill the responsibilities of a trustee;

6.              the candidate’s personality traits, including integrity, independence, leadership, sound business judgment and the ability to work effectively with the other members of the Board of Trustees such that the candidate exhibits the stature commensurate with the responsibility of representing the Participation Certificate holders; and

7.              familiarity with PIF and utilization of PIF by the nominee’s employer.

C.            Periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

D.            Identify and recommend individuals for membership on all committees and review committee assignments at least annually.

E.             Review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.

F.              At least annually, review PIF’s fidelity bond for appropriateness of the type and amount of coverage as well as the premium. Review the terms of any joint allocation agreement as applicable.

G.            At least annually, review PIF’s directors and officers and errors and omissions insurance coverage for appropriateness of the type and amount of coverage as well as the premium. Review the terms of any joint allocation agreement as applicable.

H.           At least annually, review other insurance policies and assess needs for other types of coverage.

I.                Review this Charter annually and recommend changes, if any, to the Board.

J.                Monitor the performance of legal counsel employed by PIF and counsel to the Independent Trustees, and be responsible for the supervision of counsel to the Independent Trustees.

K.            Investigate any other matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other experts for this purpose at PIF’s expense, if, in its judgment, that is appropriate.

L.             Maintain minutes of Committee meetings; report its significant activities to the Board, and make such recommendations to the Board as the Committee deems necessary or appropriate.

M.         Oversee the development and implementation by PIF’s investment advisers, fund counsel and legal counsel for the Independent Trustees of a program for the orientation of new Independent Trustees and ongoing education for Independent Trustees.

N.            Identify and recommend individuals as officers of PIF for the annual election by the Board of Trustees.

O.            Perform any other activities consistent with this Charter, PIF’s Amended and Restated Articles of Incorporation, By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.

GOVERNMENT PORTFOLIO
MONEY MARKET PORTFOLIO

PLAN INVESTMENT FUND, INC.
2 Mid America Plaza
Suite 200
Oakbrook Terrace, Illinois 60181

Proxy Solicitation on behalf of the Board of Trustees for the
Special Meeting of Participation Certificate Holders
To be held on April 2, 2018

The undersigned Participation Certificate (“PC”) holder of the Government Portfolio and/or the Money Market Portfolio (the “Portfolios”) of Plan Investment Fund, Inc. does hereby appoint Alexander D. Hudson and Susan A. Pickar, or either of them, as proxy of the undersigned, each with full power of substitution and resubstitution, to attend the Special Meeting of Participation Certificate holders to be held on April 2, 2018 at 10:00 a.m. CDT at BCS Financial Corporation, 2 Mid America Plaza, Suite 200, Oakbrook Terrace, Illinois 60181 and at all postponements or adjournments thereof, and thereat to vote the PCs of the Portfolios held in the name of the undersigned on    January 31, 2018 for said meeting on the matter listed below, which has been approved by the Board of Trustees of Plan Investment Fund, Inc. (the “Fund”).

Proxy Voting Options

1) Complete your proxy card online at: www.cvent.com/d/hgqny6.

2) Complete, sign, date, and return in the self-addressed envelope provided your proxy card by mail to the Fund at the address listed above.

Proposal:  Election of Trustees

1) To cast a single vote with respect to All Nominees listed below, place an “X” on the line next to your desired vote.

2) To vote for individual Nominees, place an “X” on the line next to each such Nominee representing your desired vote, up to a total of five individual Nominees.

Name of Nominee	Vote For	Against	Abstain
Vote with respect to “All Nominees” listed below:
OR
Vote with respect to each Nominee individually:
Nicholas G. Chiarello
William A. Coats
Carl R. McDonald
John E.Q. Orner
Ralph Woodard, Jr.

THE PCS REPRESENTED BY THIS PROXY SHALL BE VOTED AS INSTRUCTED AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. UNLESS YOUR VOTE WITH RESPECT TO A NOMINEE IS OTHERWISE SPECIFIED, AUTHORITY IS DEEMED GRANTED TO VOTE “FOR” THE ELECTION OF SUCH NOMINEE.

Dated:           , 2018

(Signature) (Title)	(Print Name)

This Proxy Card is to be signed by, or on behalf of, the PC holder named on the proxy. If you are signing on behalf of the PC holder, state your capacity or title along with your signature.

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